MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

                    Supplement dated April 28, 2003 to the
                      Prospectus dated September 3, 2002


The section entitled "Details About The Fund" under the caption "How the Fund Invests" beginning at page 8 is amended by the following information, which supplements and supersedes any contrary information contained in the
Prospectus:

The Fund may engage in "short sales" of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets.

The Fund also may make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.
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The section entitled "Details About The Fund" and under the caption
"Investment Risks" beginning at page 9 is amended by the following information, which supplements and supersedes any contrary information contained in the Prospectus:

Short Sales -- If the price of a security increases between the time of a short sale and the time the Fund must deliver the security, the Fund will incur a loss. Although the Fund's gain is limited to the dollar value at which it sold the security short, its potential loss is theoretically unlimited. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Because making short sales in securities that it does not own exposes the Fund to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund




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makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price.


Code #13937-09-02


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